PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
Property Plant And Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET
5.	PROPERTY AND EQUIPMENT, NET

	December 31,
	2013	2012
Cost
Buildings	$2,693,753	$2,439,083
Furniture, fixtures and equipment	449,732	430,941
Leasehold improvements	265,808	232,526
Plant and gaming machinery	162,763	153,660
Aircraft	54,632	54,632
Motor vehicles	10,055	7,629
Construction in progress	868,828	338,812

Sub-total	$4,505,571	$3,657,283
Less: accumulated depreciation	(1,196,725)	(973,189)

Property and equipment, net	$3,308,846	$2,684,094

As of December 31, 2013 and 2012, construction in progress in relation to City of Dreams, Studio City and City of Dreams Manila included interest paid or payable on loans from shareholders, the City of Dreams Project Facility, interest rate swap agreements, RMB Bonds, 2011 Credit Facilities, Studio City Notes and the land premium payable for the land use right and capital lease obligations, amortization of deferred financing costs and other direct incidental costs capitalized (representing insurance, salaries and wages and certain other professional charges incurred) which amounted to $102,246 and $44,824, respectively.

During the years ended December 31, 2013, 2012 and 2011, additions to property and equipment amounted to $912,355, $283,998 and $236,555, respectively and disposals of property and equipment at carrying amount were $2,822, $1,310 and $655, respectively.

Buildings and furniture, fixtures and equipment with net book values amounted to $288,978 and $997, respectively, were held under capital lease as of December 31, 2013. No buildings or furniture, fixtures and equipment were held under capital lease as of December 31, 2012. Further information of the lease arrangement is included in Note 13.